FIRST AMENDMENT TO THE

FUND SERVICING AGREEMENT

THIS FIRST AMENDMENT effective as of the last date on the signature block (the “Effective Date”), to the Fund Servicing Agreement dated as of October 16, 2025 (the “Agreement”), is entered into by and between CORGI ETF TRUST I, a Delaware statutory trust (the “Trust”) and U.S. BANCORP FUND SERVICES, LLC (d/b/a U.S. Bank Global Fund Services), a Wisconsin limited liability company (“USBGFS”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to add the following funds:

•   Corgi Aerospace & Commercial Aviation ETF

•   Corgi Aerospace & Commercial Aviation 2x Daily ETF

•   Corgi AGIX 2x Daily ETF

•   Corgi AI Cybersecurity ETF

•   Corgi AI Cybersecurity 2x Daily ETF

•   Corgi All Commodities 2x Daily ETF

•   Corgi All World 2x Daily ETF

•   Corgi Battery Energy Storage Systems ETF

•   Corgi Battery Energy Storage Systems 2x Daily ETF

•   Corgi Bay Area Based ETF

•   Corgi Bay Area Based 2x Daily ETF

•   Corgi Beauty, Skincare & Aesthetics ETF

•   Corgi Beauty, Skincare & Aesthetics 2x Daily ETF

•   Corgi Brazil 2x Daily ETF

•   Corgi Buy Now Pay Later ETF

•   Corgi Buy Now Pay Later 2x Daily ETF

•   Corgi China 2x Daily ETF

•   Corgi Chinese Internet 2x Daily ETF

•   Corgi Coffee & Energy Drinks ETF

•   Corgi Coffee & Energy Drinks 2x Daily ETF

•   Corgi Copper 2x Daily ETF

•   Corgi Crypto Infrastructure ETF

•   Corgi Crypto Infrastructure 2x Daily ETF

•   Corgi Data & Surveillance ETF

•   Corgi Data & Surveillance 2x Daily ETF

•   Corgi Digital Banking & Fintech Infrastructure ETF

•   Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF

•   Corgi Drones & Urban Air Mobility ETF

•   Corgi Drones & Urban Air Mobility 2x Daily ETF

•   Corgi Emerging Markets 2x Daily ETF

•   Corgi Emerging Markets Equities 15% Structured Buffer ETF - May Series

•   Corgi Europe Equities 2x Daily ETF

•   Corgi Ex-US Equities 2x Daily ETF

•   Corgi Genomics & Precision Medicine ETF

•   Corgi Genomics & Precision Medicine 2x Daily ETF

•   Corgi Gold 2x Daily ETF

•   Corgi Growth & Technology 15% Structured Buffer ETF - May Series

•   Corgi High Voltage Grid Equipment ETF

•   Corgi High Voltage Grid Equipment 2x Daily ETF

•   Corgi India 2x Daily ETF

•   Corgi International Developed Equities 15% Structured Buffer ETF - May Series

•   Corgi IP Licensing & Royalties ETF

•   Corgi IP Licensing & Royalties 2x Daily ETF

•   Corgi Lifestyle Brands ETF

•   Corgi Lifestyle Brands 2x Daily ETF

•   Corgi Lithography & Semiconductor Photonics ETF

•   Corgi Lithography & Semiconductor Photonics 2x Daily ETF

•   Corgi Longevity Consumer ETF

•   Corgi Longevity Consumer 2x Daily ETF

•   Corgi Mag 7 ETF

•   Corgi Mag 7 2x Daily ETF

•   Corgi Natural Gas 2x Daily ETF

•   Corgi Natural Gas Power & Turbines ETF

•   Corgi Natural Gas Power & Turbines 2x Daily ETF

•   Corgi NYC Based ETF

•   Corgi NYC Based 2x Daily ETF

•   Corgi Oil 2x Daily ETF

•   Corgi Palladium 2x Daily ETF

•   Corgi Platinum 2x Daily ETF

•   Corgi Ports, Rail & Freight ETF

•   Corgi Ports, Rail & Freight 2x Daily ETF

•   Corgi Quantum Computing ETF

•   Corgi Quantum Computing 2x Daily ETF

•   Corgi Robots & Humanoids ETF

•   Corgi Robots & Humanoids 2x Daily ETF

•   Corgi Shipping & Global Logistics ETF

•   Corgi Shipping & Global Logistics 2x Daily ETF

•   Corgi Silver 2x Daily ETF

•   Corgi South Korea 2x Daily ETF

•   Corgi Space & Satellite Communications ETF

•   Corgi Space & Satellite Communications 2x Daily ETF

•   Corgi Sports Betting & Gambling ETF

•   Corgi Sports Betting & Gambling 2x Daily ETF

•   Corgi Taiwan 2x Daily ETF

•   Corgi Total U.S. Market 2x Daily ETF

•   Corgi Travel & Leisure ETF

•   Corgi Travel & Leisure 2x Daily ETF

•   Corgi U.S. Biotech 2x Daily ETF

•   Corgi U.S. Consumer Discretionary 2x Daily ETF

•   Corgi U.S. Consumer Staples 2x Daily ETF

•   Corgi U.S. Energy 2x Daily ETF

•   Corgi U.S. Equities 10% Structured Buffer ETF - May Series

•   Corgi U.S. Equities 15% Structured Buffer ETF - May Series

•   Corgi U.S. Equities 100% Structured Buffer ETF - May Series

•   Corgi U.S. Financials 2x Daily ETF

•   Corgi U.S. Growth 2x Daily ETF

•   Corgi U.S. Healthcare 2x Daily ETF

•   Corgi U.S. Industrials 2x Daily ETF

•   Corgi U.S. Infrastructure 2x Daily ETF

•   Corgi U.S. Large-Cap 2x Daily ETF

•   Corgi U.S. Materials 2x Daily ETF

•   Corgi U.S. Mega-Cap Growth 2x Daily ETF

•   Corgi U.S. Micro-Cap 2x Daily ETF

•   Corgi U.S. Mid-Cap 2x Daily ETF

•   Corgi U.S. Real Estate 2x Daily ETF

•   Corgi U.S. Regional Banks 2x Daily ETF

•   Corgi U.S. Semiconductors 2x Daily ETF

•   Corgi U.S. Small-Cap 2x Daily ETF

•   Corgi U.S. Technology 2x Daily ETF

•   Corgi U.S. Utilities 2x Daily ETF

•   Corgi U.S. War Machine ETF

•   Corgi U.S. War Machine 2x Daily ETF

•   Corgi Uranium 2x Daily ETF

•   Corgi Venezuelan Liberation ETF

•   Corgi Venezuelan Liberation 2x Daily ETF

WHEREAS, Section 14(f) of the Agreement allows for its amendment by a written instrument executed by both parties and authorized or approved by the Trust’s Board.

NOW, THEREFORE, the parties agree as follows:

1.  Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

2.  Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

CORGI ETF TRUST I	U.S. BANCORP FUND SERVICES, LLC

By: /s/ Emily Yuan	By: /s/ Elizabeth Scalf
Name: Emily Yuan	Name: Elizabeth Scalf
Title: President	Title: Authorized Signatory
Date: 4/24/2026	Date: 4/28/2026

EXHIBIT A

Funds

Founder-Led ETF
Founder-Led 2x Daily ETF
Corgi Aerospace & Commercial Aviation ETF
Corgi Aerospace & Commercial Aviation 2x Daily ETF
Corgi AGIX 2x Daily ETF
Corgi AI Cybersecurity ETF
Corgi AI Cybersecurity 2x Daily ETF
Corgi All Commodities 2x Daily ETF
Corgi All World 2x Daily ETF
Corgi Battery Energy Storage Systems ETF
Corgi Battery Energy Storage Systems 2x Daily ETF
Corgi Bay Area Based ETF
Corgi Bay Area Based 2x Daily ETF
Corgi Beauty, Skincare & Aesthetics ETF
Corgi Beauty, Skincare & Aesthetics 2x Daily ETF
Corgi Brazil 2x Daily ETF
Corgi Buy Now Pay Later ETF
Corgi Buy Now Pay Later 2x Daily ETF
Corgi China 2x Daily ETF
Corgi Chinese Internet 2x Daily ETF
Corgi Coffee & Energy Drinks ETF
Corgi Coffee & Energy Drinks 2x Daily ETF
Corgi Copper 2x Daily ETF
Corgi Crypto Infrastructure ETF
Corgi Crypto Infrastructure 2x Daily ETF
Corgi Data & Surveillance ETF
Corgi Data & Surveillance 2x Daily ETF
Corgi Digital Banking & Fintech Infrastructure ETF
Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF
Corgi Drones & Urban Air Mobility ETF
Corgi Drones & Urban Air Mobility 2x Daily ETF
Corgi Emerging Markets 2x Daily ETF
Corgi Emerging Markets Equities 15% Structured Buffer ETF - May Series
Corgi Europe Equities 2x Daily ETF
Corgi Ex-US Equities 2x Daily ETF
Corgi Genomics & Precision Medicine ETF
Corgi Genomics & Precision Medicine 2x Daily ETF
Corgi Gold 2x Daily ETF
Corgi Growth & Technology 15% Structured Buffer ETF - May Series
Corgi High Voltage Grid Equipment ETF
Corgi High Voltage Grid Equipment 2x Daily ETF
Corgi India 2x Daily ETF
Corgi International Developed Equities 15% Structured Buffer ETF - May Series
Corgi IP Licensing & Royalties ETF
Corgi IP Licensing & Royalties 2x Daily ETF
Corgi Lifestyle Brands ETF
Corgi Lifestyle Brands 2x Daily ETF
Corgi Lithography & Semiconductor Photonics ETF
Corgi Lithography & Semiconductor Photonics 2x Daily ETF
Corgi Longevity Consumer ETF
Corgi Longevity Consumer 2x Daily ETF
Corgi Mag 7 ETF
Corgi Mag 7 2x Daily ETF
Corgi Natural Gas 2x Daily ETF
Corgi Natural Gas Power & Turbines ETF
Corgi Natural Gas Power & Turbines 2x Daily ETF
Corgi NYC Based ETF
Corgi NYC Based 2x Daily ETF
Corgi Oil 2x Daily ETF
Corgi Palladium 2x Daily ETF
Corgi Platinum 2x Daily ETF
Corgi Ports, Rail & Freight ETF
Corgi Ports, Rail & Freight 2x Daily ETF
Corgi Quantum Computing ETF
Corgi Quantum Computing 2x Daily ETF
Corgi Robots & Humanoids ETF
Corgi Robots & Humanoids 2x Daily ETF
Corgi Shipping & Global Logistics ETF
Corgi Shipping & Global Logistics 2x Daily ETF
Corgi Silver 2x Daily ETF
Corgi South Korea 2x Daily ETF
Corgi Space & Satellite Communications ETF
Corgi Space & Satellite Communications 2x Daily ETF
Corgi Sports Betting & Gambling ETF
Corgi Sports Betting & Gambling 2x Daily ETF
Corgi Taiwan 2x Daily ETF
Corgi Total U.S. Market 2x Daily ETF
Corgi Travel & Leisure ETF
Corgi Travel & Leisure 2x Daily ETF
Corgi U.S. Biotech 2x Daily ETF
Corgi U.S. Consumer Discretionary 2x Daily ETF
Corgi U.S. Consumer Staples 2x Daily ETF
Corgi U.S. Energy 2x Daily ETF
Corgi U.S. Equities 10% Structured Buffer ETF - May Series
Corgi U.S. Equities 15% Structured Buffer ETF - May Series
Corgi U.S. Equities 100% Structured Buffer ETF - May Series
Corgi U.S. Financials 2x Daily ETF
Corgi U.S. Growth 2x Daily ETF
Corgi U.S. Healthcare 2x Daily ETF
Corgi U.S. Industrials 2x Daily ETF
Corgi U.S. Infrastructure 2x Daily ETF
Corgi U.S. Large-Cap 2x Daily ETF
Corgi U.S. Materials 2x Daily ETF
Corgi U.S. Mega-Cap Growth 2x Daily ETF
Corgi U.S. Micro-Cap 2x Daily ETF
Corgi U.S. Mid-Cap 2x Daily ETF
Corgi U.S. Real Estate 2x Daily ETF
Corgi U.S. Regional Banks 2x Daily ETF
Corgi U.S. Semiconductors 2x Daily ETF
Corgi U.S. Small-Cap 2x Daily ETF
Corgi U.S. Technology 2x Daily ETF
Corgi U.S. Utilities 2x Daily ETF
Corgi U.S. War Machine ETF
Corgi U.S. War Machine 2x Daily ETF
Corgi Uranium 2x Daily ETF
Corgi Venezuelan Liberation ETF
Corgi Venezuelan Liberation 2x Daily ETF